Related Parties	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Parties

6. Related Parties

On May 23, 2017, the Company entered into an agreement with Mobomo, LLC (“Mobomo”) pursuant to the design and development of intellectual property at a cost of $0.5 million. The intellectual property consisted of an integrated mobile phone application and the new RGS 365™ customer portal. In 2018, Mobomo continued to provide data hosting services which totaled approximately $20,000.

Mobomo’s Chief Executive Officer Brian Lacey is the son of the Company’s CEO Dennis Lacey. The Company approved the agreement in accordance with its related-party transaction policy.